                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                               GLOBAL SIGNAL INC.

                            (A DELAWARE CORPORATION)

                                TABLE OF CONTENTS

                                ARTICLE I OFFICES

Section 1.        Registered Office...................................................................1
Section 2.        Other Offices.......................................................................1

                       ARTICLE II MEETINGS OF STOCKHOLDERS

                         ARTICLE III BOARD OF DIRECTORS

                  ARTICLE IV MEETINGS OF THE BOARD OF DIRECTORS

                        ARTICLE V COMMITTEES OF DIRECTORS

                               ARTICLE VI GENERAL

Section 1.        Actions Without a Meeting..........................................................13
Section 2.        Presence at Meetings by Means of Communications Equipment..........................13

                               ARTICLE VII NOTICES

                           ARTICLE VIII OFFICERS

                        ARTICLE IX INDEMNIFICATION

Section 1.        Power to Indemnify in Actions, Suits or Proceedings other than Those by or in the
                  Right of the Corporation ..........................................................19
Section 2.        Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the

                                       ii

Section 10.       Survival of Indemnification and Advancement of Expenses............................22
Section 11.       Limitation on Indemnification......................................................22
Section 12.       Indemnification of Employees and Agents............................................22
Section 13.       Savings Provision..................................................................22

                    ARTICLE X CERTIFICATES REPRESENTING STOCK

                          ARTICLE XI GENERAL PROVISIONS

                             ARTICLE XII AMENDMENTS

                                      iii

                                   ARTICLE I

                                     OFFICES

     Section 1. Registered Office. The registered office of Global Signal Inc.
(the "Corporation") shall be in the City of Wilmington, County of New Castle,
State of Delaware.

     Section 2. Other Offices. The Corporation may also have offices at such other place or places, both within and without the State of Delaware, as the board of directors of the Corporation (the "Board of Directors") may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

     Section 1. Time and Place of Meetings. All meetings of the stockholders for the election of directors shall be held at such time and place, either within or without the State of Delaware, as shall be designated from time to time by the
Board of Directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof. The Board of Directors may, in its sole discretion, determine that a meeting of the stockholders shall not be held at any place, but may instead be held solely by means of remote communication in the manner authorized by the General Corporation Law of the
State of Delaware, as may be amended and supplemented from time to time, or any successor thereto (the "DGCL").

     Section 2. Annual Meetings. Annual meetings of stockholders shall be held on such date and at such time as shall be designated from time to time by the
Board of Directors and stated in the notice of the meeting, at which meeting the stockholders shall elect directors and transact such other business as may properly be brought before the meeting.

     Section 3. Notice of Annual Meetings. Written notice of the annual meeting, stating the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given to each stockholder of record entitled to notice of and to vote at such meeting not less than ten (10) or more than sixty (60) days before the date of the meeting, unless otherwise required by law.

     Section 4. Special Meetings. Unless otherwise required by law or by the certificate of incorporation of the Corporation, as amended and restated from time to time (the "Certificate of Incorporation"), special meetings of stockholders, for any purpose or purposes, may be called by either (a) the
Chairman of the Board of Directors, if there is one, (b) the Chief Executive
Officer or (c) the President, and shall be called by any such officer at the request in writing of the Board of Directors. If, and for so long as, Fortress Pinnacle Acquisition LLC, a Delaware limited liability company,
FRIT PINN LLC, a Delaware limited liability company, Fortress Pinnacle
Investment Fund LLC, a Delaware limited liability company and Greenhill Capital
Partners, L.P., a Delaware limited partnership and, in each case, their respective affiliates (collectively, the "Significant Stockholders"), collectively, beneficially own at least fifty percent (50%) of the then issued and outstanding shares of all capital stock of the Corporation that are entitled to vote generally in the election of directors, then any authorized officer may call a special meeting at the request in writing of the stockholders holding a majority of the then issued and outstanding shares of all capital stock of the
Corporation that are entitled to vote generally in the election of directors may call a special meeting. At any time after the Significant Stockholders cease, collectively, to beneficially own at least fifty percent (50%) of the then issued and outstanding shares of all capital stock of the Corporation that are entitled to vote generally in the election of directors, the ability of the stockholders to call a special meeting of stockholders is hereby specifically denied.

     Section 5. Notice of Special Meetings. Written notice of a special meeting, stating the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting and the purpose or purposes for which the meeting is called, shall be given to each stockholder of record entitled to notice of and vote at such meeting not less than ten (10) or more than sixty (60) days before the date of the meeting, unless otherwise required by law. At a special meeting of stockholders, only such business shall be conducted as shall be specified in the notice of meeting (or any supplement thereto).

     Section 6. Nature of Business at Meetings of Stockholders. No business may be transacted at an annual meeting of stockholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the annual meeting by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 6 and on the record date for the determination of stockholders entitled to notice of and vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 6.

     In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

     To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within twenty-five

(25) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

     To be in proper written form, a stockholder's notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and record address of such stockholder, (c) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (d) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (e) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

     Once business has been properly brought before the annual meeting in accordance with the procedures set forth in this Section 6, nothing in this
Section 6 shall be deemed to preclude discussion by any stockholder of any such business. If the chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

     Section 7. Quorum. Except as otherwise provided by statute or the
Certificate of Incorporation, the holders of stock having a majority of the voting power of the stock entitled to be voted thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the chairman of the meeting or the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice of such adjourned meeting (other than announcement at the meeting at which the adjournment is taken of the time and place, if any, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting), until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to notice of and to vote at the meeting.

     Section 8. Organization. At each meeting of the stockholders, the Chairman of the Board, if there be one, or the Chief Executive Officer, determined as provided in Article VIII of these bylaws of the Corporation, as amended and restated from time to

time (these "Amended and Restated Bylaws"), or if those officers shall be absent therefrom, another officer of the Corporation chosen as chairman by a majority of the votes cast by the stockholders present in person or by proxy and entitled to vote thereat, or if all the officers of the Corporation shall be absent therefrom, a stockholder of record holding shares of stock of the Corporation so chosen, shall act as chairman of the meeting and preside thereat. The Secretary or, if the Secretary shall be absent from such meeting or shall be required pursuant to the provisions of this Section 8 to act as chairman of such meeting, the person whom the chairman of such meeting shall appoint shall act as secretary of such meeting and keep the minutes thereof.

     Section 9. Voting. Except as otherwise provided in the Certificate of
Incorporation, each stockholder shall, at each meeting of the stockholders, be entitled to one (1) vote in person or by proxy for each share of stock of the
Corporation held by such stockholder and registered in such stockholder's name on the books of the Corporation on the date fixed pursuant to the provisions of
Section 5 of Article X of these Amended and Restated Bylaws as the record date for the determination of stockholders who shall be entitled to notice of and to vote at such meeting. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held directly or indirectly by the Corporation, shall not be entitled to vote. Any vote by stock of the
Corporation may be given at any meeting of the stockholders by the stockholder entitled thereto, in person or by proxy appointed by valid means of granting that authority, including, without limitation, by an instrument in writing or by electronic transmission subscribed by such stockholder or by such stockholder's attorney or agent thereunto duly authorized and delivered, either in original or reliable reproduction form, to the Secretary of the Corporation or to the secretary of the meeting; provided, however, that no proxy shall be voted or acted upon after three (3) years from its date, unless such proxy shall provide for a longer period. Each proxy shall be revocable unless expressly provided therein to be irrevocable and unless otherwise made irrevocable by law. At all meetings of the stockholders, all matters, except where other provision is made by law, the Certificate of Incorporation or these Amended and Restated Bylaws, other than the election of directors, shall be decided by the vote of the holders of a majority of the total number of votes of the Corporation's capital stock represented, in person or by proxy, and entitled to vote thereat, voting as a single class, a quorum being present. Unless demanded by a stockholder of the Corporation present in person or by proxy at any meeting of the stockholders and entitled to vote thereat, or so directed by the chairman of the meeting, the vote thereat on any question other than the election or removal of directors need not be by written ballot. Upon a demand of any such stockholder for a vote by written ballot on any question or at the direction of such chairman that a vote by written ballot be taken on any question, such vote shall be taken by written ballot. On a vote by written ballot, each ballot shall be signed by the stockholder voting, or by such stockholder's proxy, if there be such proxy, and shall state the number of shares voted.

     Section 10. Action By Written Consent. Unless otherwise provided in the
Certificate of Incorporation, if, and for so long as, the Significant
Stockholders, collectively, beneficially own at least fifty percent (50%) of the then issued and outstanding shares of all capital stock of the Corporation that are entitled to vote

generally in the election of directors, any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the
Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.
Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered in the manner required by this Section 10 to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. A telegram, cablegram or other electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxyholder, or by a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for the purposes of this Section 10, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the Corporation can determine (a) that the telegram, cablegram or other electronic transmission was transmitted by the stockholder or proxyholder or by a person or persons authorized to act for the stockholder or proxyholder and (b)
the date on which such stockholder or proxyholder or authorized person or persons transmitted such telegram, cablegram or electronic transmission. The date on which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by telegram, cablegram or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of the stockholders are recorded. Delivery made to the
Corporation's registered office shall be made by hand or by certified or registered mail, return receipt requested. Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation as provided above in this Section 10. Unless otherwise provided in the

Certificate of Incorporation, at any time after the Significant Stockholders cease, collectively, to beneficially own at least fifty percent (50%) of the then issued and outstanding shares of all capital stock of the Corporation that are entitled to vote generally in the election of directors, then no action required or permitted at any annual or special meeting of stockholders of the
Corporation may be taken without a meeting or without prior notice.

     Section 11. List of Stockholders. It shall be the duty of the Secretary or other officer of the Corporation who shall have charge of its stock ledger, either directly or through another officer of the Corporation designated by such officer or through a transfer agent appointed by the Board of Directors, to prepare and make, at least ten (10) days before every meeting of the stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days before such meeting, at the principal executive offices of the Corporation. The list shall also be produced and kept at the time and place of such meeting during the whole time thereof, and may be inspected by any stockholder of record who shall be present thereat. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, such list or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

     Section 12. Conduct of Meetings. The Board of Directors may adopt by resolution such rules and regulations for the conduct of any meeting of the stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of the stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of
Directors or prescribed by the chairman of the meeting, may include, without limitation, (a) the establishment of an agenda or order of business for the meeting, (b) the determination of when the polls shall open and close for any given matter to be voted on at the meeting, (c) rules and procedures for maintaining order at the meeting and the safety of those present, (d)
limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine, (e) restrictions on entry to the meeting after the time fixed for the commencement thereof and
(f) limitations on the time allotted to questions or comments by participants.

     Section 13. Inspectors of Votes. At each meeting of the stockholders, the chairman of such meeting may appoint one (1) or more inspectors of votes (the
"Inspectors of Votes") to act thereat, unless the Board of Directors shall have theretofore made such appointments. Each Inspector of Votes so appointed shall first subscribe an oath or affirmation faithfully to execute the duties of an
Inspector of Votes at such meeting with strict impartiality and according to the best of the Inspector of Votes' ability. Such Inspectors of Votes, if any, shall take charge of the ballots, if any, at such

meeting and, after the balloting thereat on any question, shall count the ballots cast thereon and shall make a report in writing to the secretary of such meeting of the results thereof. An Inspector of Votes need not be a stockholder of the Corporation, and any officer of the Corporation may be an Inspector of
Votes on any question other than a vote for or against such officer's election to any position with the Corporation or on any other question in which such officer may be directly interested.

                                  ARTICLE III

                               BOARD OF DIRECTORS

     Section 1. Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, which shall have and may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute, the Certificate of Incorporation or these
Amended and Restated Bylaws directed or required to be exercised or done by the stockholders.

     Section 2. Number, Qualification and Term of Office. The number of directors which shall constitute the whole Board of Directors shall be seven (7)
at the time of the execution of these Amended and Restated Bylaws. The number of directors which shall constitute the whole Board of Directors shall be determined from time to time by resolution adopted by a majority of the Board of
Directors then in office. The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the whole Board of Directors. At the time of the execution of these Amended and
Restated Bylaws, the division of the Board of Directors into classes shall be made by the decision of the affirmative vote of a majority of the whole Board of
Directors. The term of the Class I directors in office at the time of the execution of these Amended and Restated Bylaws shall terminate on the date of the 2006 annual meeting; the term of the Class II directors in office at the time of the execution of these Amended and Restated Bylaws shall terminate on the date of the 2004 annual meeting; and the term of the Class III directors in office at the time of the execution of these Amended and Restated Bylaws shall terminate on the date of the 2005 annual meeting or, in each case, upon such director's earlier death, resignation or removal. At each succeeding annual meeting of stockholders beginning in 2004, successors to the class of directors whose term expires at that annual meeting shall be elected for a three (3)-year term and until their successors are duly elected and qualified. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class or from the removal from office, death, disability, resignation or disqualification of a director or other cause shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. Directors need not be stockholders. The directors shall be elected at the annual meeting of stockholders, except as provided in Sections 5 and 6 of this Article III, and each director elected shall hold office until the third succeeding meeting next after such director's election and until such director's successor is duly elected and qualified, or until

such director's death or retirement or until such director resigns or is removed in the manner hereinafter provided. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors at any annual or special meeting of stockholders. Such election shall be by written ballot.

     Section 3. Resignations. Any director may resign at any time by giving notice of such director's resignation in writing or by electronic transmission to the Chairman of the Board, if there be one, the President or the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or if the time when it shall become effective shall not be specified therein, then it shall take effect immediately upon its receipt by the
Corporation. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     Section 4. Nomination of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided in the
Certificate of Incorporation with respect to the right of holders of preferred stock of the Corporation to nominate and elect a specified number of directors in certain circumstances. Nominations of persons for election to the Board of
Directors may be made at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 4 and on the record date for the determination of stockholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this
Section 4.

     In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

     To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation (a)
in the case of an annual meeting, not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within twenty-five (25)
days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

     To be in proper written form, a stockholder's notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a

director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities
Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the
Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

     No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 4.
If the chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

     Section 5. Removal of Directors. Any director or the whole Board of
Directors may be removed, but only for cause, at any time, by the affirmative vote by written ballot of at least eighty percent (80%) in voting interest of the stockholders of record of the Corporation entitled to vote, given at an annual meeting or at a special meeting of stockholders called for that purpose.
The vacancy in the Board of Directors caused by any such removal shall be filled by the stockholders at such meeting or, if not so filled, by the Board of
Directors as provided in Section 6 of this Article III.

     Section 6. Vacancies. Unless otherwise required by law or the Certificate of Incorporation, any vacancy on the Board of Directors that results from newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, provided that a quorum is present, and any other vacancies may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director. Any director of any class elected to fill a vacancy resulting from an increase in the number of directors of such class shall hold office for a term that shall coincide with the remaining term of that class and until such director's successor is elected and qualified, unless sooner displaced. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of such director's predecessor and until such director's successor is elected and qualified, unless sooner displaced. If there are no

directors in office, then an election of directors may be held in the manner provided by statute.

                                   ARTICLE IV

                       MEETINGS OF THE BOARD OF DIRECTORS

     Section 1. Place of Meetings. The Board of Directors may hold meetings, both regular and special, either within or without the State of Delaware.

     Section 2. Annual Meetings. The first meeting of each newly elected Board of Directors shall be held immediately following the annual meeting of stockholders, and no notice of such meeting to the newly elected directors shall be necessary in order legally to constitute the meeting, provided a quorum shall be present. In the event such meeting is not held immediately following the annual meeting of stockholders, the meeting may be held at such time and place, if any, as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

     Section 3. Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and at such place, if any, as shall from time to time be determined by the Board of Directors.

     Section 4. Special Meetings; Notice. Special meetings of the Board of
Directors may be called by the Chairman of the Board, if there be one, the Chief
Executive Officer or the Secretary on twenty-four (24) hours' notice to each director, either personally or by telephone or by mail, telegraph, telex, cable, wireless or other form of recorded or electronic communication, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances; special meetings shall be called by the
Chairman of the Board, if there be one, the President or the Secretary in like manner and on like notice on the written request of two (2) directors. Notice of any such meeting need not be given to any director, however, if waived by such director in writing or by telegraph, telex, cable, wireless or other form of recorded or electronic communication, or if such director shall be present at such meeting.

     Section 5. Quorum and Manner of Acting. At all meetings of the Board of
Directors, a majority of the directors at the time in office (but not less than one-third of the whole Board of Directors) shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of
Directors, except as may be otherwise specifically provided by statute or by the
Certificate of Incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

                                       10

     Section 6. Remuneration. Unless otherwise expressly provided by resolution adopted by the Board of Directors, none of the directors shall, as such, receive any stated remuneration for such director's services; but the Board of Directors may at any time and from time to time by resolution provide that a specified sum shall be paid to any director of the Corporation, payable in cash or securities, either as such director's annual remuneration as such director or member of any special or standing committee of the Board of Directors or as remuneration for such director's attendance at each meeting of the Board of Directors or any such committee. The Board of Directors may also likewise provide that the Corporation shall reimburse each director for any expenses paid by such director on account of such director's attendance at any meeting. Nothing in this Section 6 shall be construed to preclude any director from serving the Corporation in any other capacity and receiving remuneration therefor.

     Section 7. Organization. At each meeting of the Board of Directors, the
Chairman of the Board of Directors, if there be one, or, in the Chairman of the
Board's absence, a director chosen by a majority of the directors present, shall act as chairman of the meeting. The Secretary of the Corporation shall act as secretary at each meeting of the Board of Directors. In case the Secretary shall be absent from any meeting of the Board of Directors, an Assistant Secretary shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the Secretary and all the Assistant Secretaries, the
chairman of the meeting may appoint any person to act as secretary of the meeting.

                                   ARTICLE V

                             COMMITTEES OF DIRECTORS

     Section 1. Executive Committee; How Constituted and Powers. The Board of
Directors may in its discretion, by resolution passed by a majority of the whole
Board of Directors, designate an Executive Committee consisting of one (1) or more of the directors of the Corporation. Subject to the provisions of Section
141(c)(2) of the DGCL, the Certificate of Incorporation and these Amended and
Restated Bylaws, the Executive Committee shall have and may exercise, when the
Board of Directors is not in session, all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and shall have the power to authorize the seal of the Corporation to be affixed to all papers which may require it; but the Executive Committee shall not have the power to fill vacancies in the Board of Directors, the Executive Committee or any other committee of directors or to elect or approve officers of the
Corporation. The Executive Committee shall have the power and authority to authorize the issuance of common stock and grant and authorize options and other rights with respect to such issuance. The Board of Directors shall have the power at any time, by resolution passed by a majority of the whole Board of
Directors, to change the membership of the Executive Committee, to fill all vacancies in it, or to dissolve it, either with or without cause.

     Section 2. Organization. The Chairman of the Executive Committee, to be
selected by the Board of Directors, shall act as chairman at all meetings of the
Executive Committee and the Secretary shall act as secretary thereof. In case of the absence from

                                       11

any meeting of the Executive Committee of the Chairman of the Executive
Committee or the Secretary, the Executive Committee may appoint a chairman or secretary, as the case may be, of the meeting.

     Section 3. Meetings. Regular meetings of the Executive Committee, of which no notice shall be necessary, may be held on such days and at such places, if any, within or without the State of Delaware, as shall be fixed by resolution adopted by a majority of the Executive Committee and communicated in writing or by electronic transmission to all its members. special meetings of the Executive
Committee shall be held whenever called by the Chairman of the Executive
Committee or a majority of the members of the Executive Committee then in office. Notice of each special meeting of the Executive Committee shall be given by mail, telegraph, telex, cable, wireless or other form of recorded or electronic communication or be delivered personally or by telephone to each member of the Executive Committee not later than the day before the day on which such meeting is to be held. Notice of any such meeting need not be given to any member of the Executive Committee, however, if waived by such member in writing or by telegraph, telex, cable, wireless or other form of recorded or electronic communication, or if such member shall be present at such meeting; and any meeting of the Executive Committee shall be a legal meeting without any notice thereof having been given, if all the members of the Executive Committee shall be present thereat. Subject to the provisions of this Article V, the Executive
Committee, by resolution adopted by a majority of the whole Executive Committee, shall fix its own rules of procedure.

     Section 4. Quorum and Manner of Acting. A majority of the Executive
Committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at a meeting thereof at which a quorum is present shall be the act of the Executive Committee.

     Section 5. Other Committees. The Board of Directors may, by resolution or resolutions passed by a majority of the whole Board of Directors, designate one
(1) or more other committees consisting of one (1) or more directors of the
Corporation, which, to the extent provided in such resolution or resolutions, shall have and may exercise, subject to the provisions of Section 141(c)(2) of the DGCL, and the Certificate of Incorporation and these Amended and Restated
Bylaws, the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and shall have the power to authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power to fill vacancies in the
Board of Directors, the Executive Committee or any other committee or in their respective membership, to appoint or remove officers of the Corporation, or to authorize the issuance of shares of the capital stock of the Corporation, except that such a committee may, to the extent provided in such resolutions, grant and authorize options and other rights with respect to the common stock of the
Corporation pursuant to and in accordance with any plan approved by the Board of
Directors. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. A majority of all the members of any such committee may determine its action and fix the time and place, if any, of its meetings and specify what notice thereof, if any, shall be given, unless the Board of Directors shall

                                       12

otherwise provide. The Board of Directors shall have power to change the members of any such committee at any time to fill vacancies, and to discharge any such committee, either with or without cause, at any time.

     Section 6. Alternate Members of Committees. The Board of Directors may
designate one (1) or more directors as alternate members of the Executive
Committee or any other committee, who may replace any absent or disqualified member at any meeting of the committee, or if none be so appointed the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

     Section 7. Minutes of Committees. Each committee shall keep regular minutes of its meetings and proceedings and report the same to the Board of Directors at the next meeting thereof.

                                   ARTICLE VI

                                     GENERAL

     Section 1. Actions Without a Meeting. Unless otherwise restricted by the
Certificate of Incorporation or these Amended and Restated Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the
Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the
Board of Directors or the committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

     Section 2. Presence at Meetings by Means of Communications Equipment.
Unless otherwise provided in the Certificate of Incorporation or these Amended and Restated Bylaws, members of the Board of Directors, of the Executive
Committee or of any other committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting conducted pursuant to this Section 2 shall constitute presence in person at such meeting.

                                  ARTICLE VII

                                     NOTICES

     Section 1. Type of Notice. Whenever, under the provisions of any applicable statute, the Certificate of Incorporation or these Amended and Restated Bylaws, notice is required to be given to any director, member of a committee or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, in person

                                       13

or by mail, addressed to such director or stockholder, at such person's address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under applicable law, the Certificate of Incorporation or these Amended and Restated Bylaws shall be effective if given by a form of electronic transmission if consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed to be revoked if (a) the
Corporation is unable to deliver by electronic transmission two (2) consecutive notices by the Corporation in accordance with such consent and (b) such inability becomes known to the Secretary or Assistant Secretary of the
Corporation or to the transfer agent, or other person responsible for the giving of notice; provided, however, that the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.
Notice given by electronic transmission, as described above, shall be deemed given (a) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice, (b) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice, (c) if by a posting on an electronic network, together with separate notice to the stockholder of such specific posting, upon the later of
(i) such posting and (ii) the giving of such separate notice and (d) if by any other form of electronic transmission, when directed to the stockholder. Notice to directors or committee members may also be given in any manner permitted by
Article IV of these Amended and Restated Bylaws and shall be deemed to be given at the time when first transmitted by the method of communication so permitted.

     Section 2. Waiver of Notice. Whenever any notice is required to be given under the provisions of any applicable statute, the Certificate of Incorporation or these Amended and Restated Bylaws, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent thereto, and transmission of a waiver of notice by a director or stockholder by mail, telegraph, telex, cable, wireless or other form of recorded or electronic communication may constitute such a waiver. Attendance of a person at a meeting, present in person or represented by proxy, shall constitute a waiver of notice of such meeting, except where the person attends the meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of stockholders or any regular or special meeting of the directors or members of a committee of directors need be specified in any written waiver of notice unless so required by law, the Certificate of Incorporation or these Amended and Restated Bylaws.

     Section 3. When Notice Unnecessary. Whenever, under the provisions of the
DGCL, the Certificate of Incorporation or these Amended and Restated Bylaws, any notice is required to be given to any stockholder, such notice need not be given to the stockholder if:

                                       14

     (a)  notice (except notice given by electronic transmission) of two (2)
          consecutive annual meetings and all notices of meetings held during the period between those annual meetings, if any, or

     (b)  all (but in no event less than two (2)) payments (if sent by first class mail) of distributions or interest on securities during a twelve
          (12) month period,

have been mailed to that person, addressed at such person's address as shown on the records of the Corporation, and have been returned undeliverable. Any action or meeting taken or held without notice to such a person shall have the same force and effect as if the notice had been duly given. If such a person delivers to the Corporation a written notice setting forth such person's then current address, the requirement that notice be given to that person shall be reinstated.

                                  ARTICLE VIII

                                    OFFICERS

     Section 1. General. The elected officers of the Corporation shall be a
President and a Secretary. The Board of Directors, in its discretion, may also elect or appoint a Chairman of the Board (who must be a director), if any, a
Chief Executive Officer, one (1) or more Vice Presidents, one (1) or more
Assistant Vice Presidents, one (1) or more Assistant Secretaries, a Treasurer, one (1) or more Assistant Treasurers, a Controller, one (1) or more Assistant
Controllers, and such other officers and agents as may be deemed necessary or advisable from time to time all of whom shall also be officers of the
Corporation. Two (2) or more offices may be held by the same person, unless otherwise prohibited by law, the Certificate of Incorporation or these Amended and Restated Bylaws.

     Section 2. Election or Appointment. The Board of Directors at its annual meeting shall elect or appoint, as the case may be, the officers of the
Corporation to fill the positions designated in or pursuant to Section 1 of this
Article VIII. Officers of the Corporation may also be elected or appointed, as the case may be, at any other time.

     Section 3. Salaries of Elected Officers. The salaries of all officers of the Corporation shall be fixed by the Board of Directors.

     Section 4. Term. Each officer of the Corporation shall hold such office for such term and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and each officer of the
Corporation shall hold such office until such officer's successor is duly elected or appointed and qualified or until such officer's earlier death, resignation or removal. Any officer may resign at any time upon written notice to the Corporation. Any officer elected or appointed by the Board of Directors or the Executive Committee may be removed at any time by the affirmative vote of a majority of the whole Board of Directors. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled by the Board of Directors.

                                       15

     Section 5. Chairman of the Board. The Chairman of the Board, if any, shall preside when present at all meetings of the Board of Directors. The Chairman of the Board shall preside when present at all meetings of the stockholders of the
Corporation unless the Chairman of the Board delegates such authority to another officer of the Corporation. The Chairman of the Board shall advise and counsel the Chief Executive Officer and the other officers of the Corporation and shall exercise such powers and perform such duties as shall be assigned to or required of the Chairman of the Board from time to time by the Board of Directors or by these Amended and Restated Bylaws.

     Section 6. Chief Executive Officer. The Chief Executive Officer, if any,
shall, subject to the control of the Board of Directors and if there be one, the
Chairman of the Board, have general supervision of the affairs of the
Corporation and general and active control of all its business. The Chief
Executive Officer shall preside, in the absence of the Chairman of the Board, if any, at all meetings of stockholders and at all meetings of the Board of
Directors. The Chief Executive Officer shall see that all orders and resolutions of the Board of Directors and the stockholders are carried into effect. The
Chief Executive Officer shall have general authority to execute bonds, deeds and contracts in the name of the Corporation and affix the corporate seal thereto;
to sign stock certificates; to cause the employment or appointment of such employees and agents of the Corporation as the proper conduct of operations may require, and to fix their compensation, subject to the provisions of these
Amended and Restated Bylaws; to remove or suspend any employee or agent who shall have been employed or appointed under the Chief Executive Officer's authority or under authority of an officer subordinate to the Chief Executive
Officer; to suspend for cause, pending final action by the authority which shall have elected or appointed the Chief Executive Officer, any officer subordinate to the Chief Executive Officer; and, in general, to exercise all the powers and authority usually appertaining to the chief executive officer of a corporation, except as otherwise provided in these Amended or Restated Bylaws.

     Section 7. President. The President shall be the Chief Operating Officer of the Corporation, shall in the absence or disability of the Chief Executive
Officer perform the duties and exercise the powers of the Chief Executive
Officer and shall have, subject to review and approval of the Chief Executive
Officer, if one is elected, responsibility for the general day-to-day operations of the Corporation's properties and facilities and such other duties and responsibilities as (a) are customarily possessed by a chief operating officer of a corporation similar in size and line of business as the Corporation and (b)
may be delegated to the President from time to time by the Board of Directors or the Chief Executive Officer of the Corporation or by these Amended and Restated
Bylaws.

     Section 8. Vice Presidents. At the request of or in the absence of the
President or in the event of the President's inability or refusal to act, the
Vice President (or in the event there be more than one Vice President, the Vice
Presidents in the order designated, or in the absence of any designation, then in the order of their election), if any, shall perform the duties of the
President and, when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice Presidents shall perform such other duties and have such other powers as the Board of Directors or the
President may from time to time prescribe.

                                       16

     Section 9. Assistant Vice Presidents. In the absence of a Vice President or in the event of the Vice President's inability or refusal to act, the Assistant
Vice President (or in the event there shall be more than one, the Assistant Vice
Presidents in the order designated by the Board of Directors or in the absence of any designation, then in the order of their appointment), if any, shall perform the duties and exercise the powers of that Vice President, and shall perform such other duties and have such other powers as the Board of Directors, the President or the Vice President under whose supervision such Assistant Vice
President is appointed may from time to time prescribe.

     Section 10. Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the Executive Committee or other standing or special committees of the Board of Directors when required.
The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed from time to time by the Board of
Directors, the Chairman of the Board, if there be one, or the President, under whose supervision the Secretary shall be. The Secretary shall have custody of the corporate seal of the Corporation, and the Secretary, or an Assistant
Secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by such officer's signature. The Secretary shall keep and account for all books, documents, papers, certificates and records of the
Corporation required by law to be kept or filed, except those for which some other officer or agent is properly accountable. The Secretary shall have authority to sign stock certificates and shall generally perform all the duties usually appertaining to the office of the secretary of a corporation.

     Section 11. Assistant Secretaries. In the absence of the Secretary or in the event of the Secretary's inability or refusal to act, the Assistant
Secretary (or, if there shall be more than one, the Assistant Secretaries in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their appointment), if any, shall perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors, the President or the Secretary may from time to time prescribe.

     Section 12. Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of
Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings or when the Board of Directors so requires, an account of all transactions as Treasurer and of the financial condition of the Corporation.
If required by the Board of Directors, the Treasurer shall give the Corporation a bond

                                       17

(which shall be renewed every six (6) years) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of the Treasurer and for the restoration to the Corporation, in case of the Treasurer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in the Treasurer's possession or under the Treasurer's control belonging to the Corporation. The Treasurer shall be under the supervision of the Vice President in charge of finance if one is so designated, and the
Treasurer shall perform such other duties as may be prescribed by the Board of
Directors, the President or any such Vice President in charge of finance.

     Section 13. Assistant Treasurers. The Assistant Treasurer or Assistant
Treasurers, if any, shall assist the Treasurer, and in the absence of the
Treasurer or in the event of the Treasurer's inability or refusal to act, the
Assistant Treasurer (or in the event there shall be more than one, the Assistant
Treasurers in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their appointment) shall perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors, the President or the Treasurer may from time to time prescribe.

     Section 14. Controller. The Controller, if one is appointed, shall have supervision of the accounting practices of the Corporation and shall prescribe the duties and powers of any other accounting personnel of the Corporation. The
Controller shall cause to be maintained an adequate system of financial control through a program of budgets and interpretive reports. The Controller shall initiate and enforce measures and procedures whereby the business of the
Corporation shall be conducted with the maximum efficiency and economy. If required, the Controller shall prepare a monthly report covering the operating results of the Corporation. The Controller shall be under the supervision of the
Vice President in charge of finance, if one is so designated, and the Controller shall perform such other duties as may from time to time be prescribed by the
Board of Directors, the President or any such Vice President in charge of finance.

     Section 15. Assistant Controllers. The Assistant Controller or Assistant
Controllers, if any, shall assist the Controller, and in the absence of the
Controller or in the event of the Controller's inability or refusal to act, the
Assistant Controller (or, if there shall be more than one, the Assistant
Controllers in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their appointment) shall perform the duties and exercise the powers of the Controller and perform such other duties and have such other powers as the Board of Directors, the President or the
Controller may from time to time prescribe.

     Section 16. Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

                                       18

                                   ARTICLE IX

                                 INDEMNIFICATION

     Section 1. Power to Indemnify in Actions, Suits or Proceedings other than
Those by or in the Right of the Corporation. Subject to Section 3 of this
Article IX, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative
(other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the
Corporation as a director or officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful.

     Section 2. Power to Indemnify in Actions, Suits or Proceedings by or in the
Right of the Corporation. Subject to Section 3 of this Article IX, the
Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the
Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation;
except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the
Corporation unless and only to the extent that the Court of Chancery of the
State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

     Section 3. Authorization of Indemnification. Any indemnification under this
Article IX (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or

                                       19

former director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Sections 1 or 2 of this
Article IX, as the case may be. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (a)
by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (b) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (c) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (d) by the stockholders.
Such determination shall be made, with respect to former directors and officers, by any person or persons having the authority to act on the matter on behalf of the Corporation. To the extent, however, that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

     Section 4. Good Faith Defined. For purposes of any determination under
Section 3 of this Article IX, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person's conduct was unlawful, if such person's action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to such person by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the
Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the
Corporation or another enterprise. The term "another enterprise" as used in this
Section 4 shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. The provisions of this Section 4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Sections 1 or 2 of this
Article IX, as the case may be.

     Section 5. Indemnification by a Court. Notwithstanding any contrary determination in the specific case under Section 3 of this Article IX, and notwithstanding the absence of any determination thereunder, any director or officer may apply to the Court of Chancery of the State of Delaware or any other court of competent jurisdiction in the State of Delaware for indemnification to the extent otherwise permissible under Sections 1 and 2 of this Article IX. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standards of conduct set forth in
Sections 1 or 2 of this Article IX, as the case may be. Neither a contrary determination in the specific case under Section 3 of this Article IX nor the absence of any determination thereunder shall be a defense to such application or create a

                                       20

presumption that the director or officer seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this Section 5 shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the director or officer seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.

     Section 6. Expenses Payable in Advance. Expenses (including attorneys'
fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the
Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article IX. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate.

     Section 7. Nonexclusivity of Indemnification and Advancement of Expenses.
The indemnification and advancement of expenses provided by or granted pursuant to this Article IX shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation, these Amended and Restated Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Sections 1 and 2 of this Article IX shall be made to the fullest extent permitted by law. The provisions of this Article IX shall not be deemed to preclude the indemnification of any person who is not specified in
Sections 1 or 2 of this Article IX but whom the Corporation has the power or obligation to indemnify under the provisions of the DGCL, or otherwise.

     Section 8. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this
Article IX.

     Section 9. Certain Definitions. For purposes of this Article IX, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent)
absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was a director or officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture,

                                       21

trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Article IX with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article IX, references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation"
as referred to in this Article IX.

     Section 10. Survival of Indemnification and Advancement of Expenses. The
indemnification and advancement of expenses provided by, or granted pursuant to, this Article IX shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

     Section 11. Limitation on Indemnification. Notwithstanding anything contained in this Article IX to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 5 of this Article
IX), the Corporation shall not be obligated to indemnify any director or officer
(or such director's or such officer's heirs, executors or personal or legal representatives) or advance expenses in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors.

     Section 12. Indemnification of Employees and Agents. The Corporation may,
to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article IX to directors and officers of the Corporation.

     Section 13. Savings Provision. If this Article IX or any portion of this
Article IX shall be invalidated on any ground by a court of competent jurisdiction the Corporation shall nevertheless indemnify each director or officer of the Corporation, former director or officer of the Corporation or person serving at the request of the Corporation as a director or officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, subject to Section 3 of this Article
IX, as to expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement with respect to any action, suit, proceeding or investigation, whether civil, criminal or administrative, including a grand jury proceeding or action or suit brought by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article IX that shall not have been invalidated.

                                       22

                                   ARTICLE X

                         CERTIFICATES REPRESENTING STOCK

     Section 1. Right to Certificate. Every holder of stock in the Corporation shall be entitled to have a certificate signed (by original signature or by facsimile) by, or in the name of the Corporation, (a) by the Chairman of the
Board, if there be one, the Chief Executive Officer, the President or a Vice
President and (b) by the Secretary or an Assistant Secretary of the Corporation,
certifying the number of shares owned by such stockholder in the Corporation. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock; provided, that except as otherwise provided in Chapter
1 of Title 8 of the DGCL, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock a statement that the
Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights.

     Section 2. Facsimile Signatures. Any or all of the signatures on any certificate may be facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

     Section 3. New Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation and which is alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed.
When authorizing such issue of a new certificate or certificates, the Board of
Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or such owner's legal representative, to advertise the same in such manner as it shall require (provided that if the holder is a financial institution or other institutional investor then its own agreement will be satisfactory) or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed or the issuance of such new certificate.

     Section 4. Transfers. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation, subject to any proper restrictions on transfer, to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

                                       23

     Section 5. Record Date. The Board of Directors may fix in advance a date, not preceding the date on which the resolution fixing the record date is adopted by the Board of Directors and

     (a)  not more than sixty (60) days nor less than ten (10) days preceding the date of any meeting of stockholders, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting and any adjournment thereof; provided, however, that if no such record date is fixed by the Board of Directors, such record date shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held,

     (b)  subject to the last two sentences of this Section 5, not more than ten
          (10) days after the date on which the resolution fixing the record date is adopted, as a record date in connection with obtaining a consent of the stockholders in writing to corporate action without a meeting as provided in Section 10 of Article II of these Amended and
          Restated Bylaws; provided, however, that if no such record date has been fixed by the Board of Directors, such record date, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation as provided in Section 10 of Article II of these Amended and Restated
          Bylaws; provided, further, if no such record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, such record date shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action, or

     (c)  not more than sixty (60) days before the date for payment of any dividend or distribution, or the date for the allotment of rights, or the date when any change, or conversion or exchange of capital stock shall go into effect, or the date on which any other lawful action shall be taken, as the record date for determining the stockholders entitled to receive payment of any such dividend or distribution, or to receive any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock or other lawful action of the Corporation,

and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, any such meeting and any adjournment thereof (provided, however, that the Board of Directors may fix a new record date for an adjourned meeting), or to give such consent, or to receive payment of such dividend or distribution, or to receive such allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any stock on the books of the
Corporation after any such record date fixed as aforesaid. Any stock-

                                       24

holder of record seeking to have the stockholders authorize or take corporate action by written consent as provided in Section 10 of Article II of these
Amended and Restated Bylaws shall, by written notice to the Secretary of the
Corporation, request the Board of Directors to fix a record date. The Board of
Directors shall promptly, but in all events within ten (10) days after the date on which such a request is received, adopt a resolution fixing the record date.

     Section 6. Record Owners. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof except as otherwise required by the laws of the State of Delaware.

     Section 7. Transfer and Registry Agents. The Corporation may from time to time maintain one (1) or more transfer offices or agencies and registry offices or agencies at such place or places as may be determined from time to time by the Board of Directors.

                                   ARTICLE XI

                               GENERAL PROVISIONS

     Section 1. Dividends. Dividends upon the capital stock of the Corporation, if any, subject to the requirements of the DGCL and the provisions of the
Certificate of Incorporation, may be declared by the Board of Directors at any regular or special meeting of the Board of Directors (or any action by written consent in lieu thereof in accordance with Section 1 of Article VI of these
Amended and Restated Bylaws). Dividends may be paid in cash, in property, or in shares of the capital stock of the Corporation, subject to the provisions of the
Certificate of Incorporation.

     Section 2. Reserves. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for purchasing any of the shares of capital stock, warrants, rights, options, bonds, debentures, notes, scrip or other securities or evidences of indebtedness of the
Corporation, or for equalizing dividends, or for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of
Directors may modify or abolish any such reserve in the manner in which it was created.

     Section 3. Annual Statement. The Board of Directors shall present at each annual meeting of stockholders, and at any special meeting of stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the Corporation.

                                       25

     Section 4. Checks. All checks or demands for money and promissory notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time prescribe.

     Section 5. Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

     Section 6. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the word
"Delaware." The seal may be used by causing it or a facsimile thereof to be impressed, affixed, reproduced or otherwise.

                                  ARTICLE XII

                                   AMENDMENTS

     These Amended and Restated Bylaws may be altered, amended or repealed, in whole or in part, or new Bylaws may be adopted by the stockholders or by the
Board of Directors at any regular meeting of stockholders or the Board of
Directors or at any special meeting of stockholders or the Board of Directors if notice of such alteration, amendment, repeal or adoption of new Bylaws be contained in the notice of such special meeting. All such amendments must be approved by either the holders of at least sixty-six and two-thirds percent (66
2/3%) of the voting power of the then issued and outstanding shares of all capital stock of the Corporation that are entitled to vote generally in the election of directors or by a majority of the whole Board of Directors then in office; provided, however, that only stockholders of the Corporation may amend or repeal any new Bylaws adopted by such stockholders; provided, further, that any provision of these Amended and Restated Bylaws requiring a supermajority vote of holders of greater than sixty-six and two-thirds percent (66 2/3%) of the voting power of the then issued and outstanding shares of all capital stock of the Corporation that are entitled to vote generally in the election of directors may only be altered, amended or repealed by the same supermajority vote required to act under such provision.

                  [Remainder of page left blank intentionally]

                                       26

                                  CERTIFICATION

     I, Stephen W. Crawford, Secretary of the Corporation, hereby certify that the foregoing is a true, accurate and complete copy of the Amended and Restated
Bylaws of Global Signal Inc. adopted by its Board of Directors as of March 22,
2004.

                                         /s/ Stephen W. Crawford
                                         ----------------------------
                                         Stephen W. Crawford
                                         Secretary